     As filed with the Securities and Exchange Commission on March 27, 1996
                                                                File No. 2-77092
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

          PRE-EFFECTIVE AMENDMENT NO.                                 / /

          POST-EFFECTIVE AMENDMENT NO. 15                             /X/

                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

          AMENDMENT NO. 15

                        GENERAL SECURITIES, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                  5100 EDEN AVENUE, SUITE 204, EDINA, MN  55435
             (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, including Area Code:  (612) 927-6799

                                                       Copy to:
            JOHN P. ROBINSON                        JOHN R. HOUSTON
     GENERAL SECURITIES, INCORPORATED          LINDQUIST & VENNUM P.L.L.P.
       5100 EDEN AVENUE, SUITE 204                  4200 IDS CENTER
         EDINA, MINNESOTA 55435                MINNEAPOLIS, MINNESOTA 55402
(Name and Address of Agent for Service)
                            _________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that the filing will become effective (check appropriate box):

     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on March 29, 1996 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(1)

     / /  on (date) pursuant to paragraph (a)(1)

     / /  75 days after filing pursuant to paragraph (a)(2)

     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            _________________________

     Registrant has elected to register an indefinite number of shares of its Common Stock, $.01 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed with the Commission on January 29, 1996 a Rule 24f-2 Notice for the most recent fiscal year.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        GENERAL SECURITIES, INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER
-----------


                                                                 PROSPECTUS
PART A         PROSPECTUS CAPTION                                PAGE NUMBER
------         ------------------                                -----------
1.             Cover Page. . . . . . . . . . . . . . . . . . . . .    1
2.             Prospectus Summary. . . . . . . . . . . . . . . . .    2
3.             Financial Highlights. . . . . . . . . . . . . . . .    4
4.             Investment Objectives and Policies. . . . . . . . .    5
5.(a-c)        Management of the Fund. . . . . . . . . . . . . . .    5
  (d-e)        Management of the Fund; General
               Information - Investment Advisor, Manager,
               Underwriter and Distributor;
               General Information - Custodian and
               Transfer Agent. . . . . . . . . . . . . . . . . . .  5, 12
  (f-g)        Management of the Fund. . . . . . . . . . . . . . .    5
5A.            *
6.(a)          General Information - Capital Stock . . . . . . . .   12
  (b)          Management of the Fund. . . . . . . . . . . . . . .    5
  (c-d)        General Information - Capital Stock . . . . . . . .   12
  (e)          Cover Page. . . . . . . . . . . . . . . . . . . . .    1
  (f-g)        Distribution Policy and Tax Status. . . . . . . . .    8
7.(a-b)        Purchase of Shares. . . . . . . . . . . . . . . . .    7
  (c)          Shareholder Services. . . . . . . . . . . . . . . .   10
  (d)          Purchase of Shares. . . . . . . . . . . . . . . . .    7
  (e)          *
  (f)          *
8.             Redemption of Shares. . . . . . . . . . . . . . . .    9
9.             *

               STATEMENT OF ADDITIONAL                   STATEMENT OF ADDITIONAL
PART B           INFORMATION CAPTION                     INFORMATION PAGE NUMBER
------         -----------------------                   -----------------------
10.            Cover Page. . . . . . . . . . . . . . . . . . . . .    1
11.            Cover Page. . . . . . . . . . . . . . . . . . . . .    1
12.            *
13.            Investment Objectives and Policies. . . . . . . . .    2
14.(a)         Management of the Fund. . . . . . . . . . . . . . .    3
   (b-c)       Management of the Fund; Investment
               Advisory, Management and Distribution

               Services. . . . . . . . . . . . . . . . . . . . . .    3,4
15.(a-b)       *
   (c)         Management of the Fund - Directors
               and Officers. . . . . . . . . . . . . . . . . . . .     3
16.(a-d)       Investment Advisory, Management and
               Distribution Services . . . . . . . . . . . . . . .     4
   (e-g)       *
   (h)         See Part A - General information. . . . . . . . . .     -
   (i)         *
17.            Brokerage . . . . . . . . . . . . . . . . . . . . .     6
18.            *
19.(a)         See Part A - Purchase of Shares;
                Shareholder Services
   (b)         Determination of Net Asset Value;
                See Part A - Purchase of Shares
   (c)         *
20.            *
21.            *
22.            Calculation of Performance Data . . . . . . . . . .     9
23.            Financial Statements. . . . . . . . . . . . . . . .   13, 14


PART C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.
_______________

*Not Applicable.

                        GENERAL SECURITIES INCORPORATED
              5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (612) 927-6799

--------------------------------------------------------------------------------

     LOGO           General   Securities,   Incorporated  (the   "Fund")   is  a
   FOCUS ON     diversified open- end management investment company which  seeks
     ----       possible  long-term  capital  appreciation  and  preservation of
     TQM        capital for  its shareholders  with  reasonable risk.  The  Fund
     ----       invests  primarily,  but  not  exclusively,  in  selected common
TOTAL QUALITY   stocks of  companies that  have implemented  Total Quality  Man-
  MANAGEMENT    agement or Continuous Quality Improvement principles.
  COMPANIES
                    This  Prospectus  sets  forth  concisely  the  information a prospective investor should know  before investing in the  Fund.
                Investors  should  read and  retain  this Prospectus  for future reference. A Statement of Additional Information dated March 29,
                1996 (the  "Statement  of Additional  Information"),  containing additional  information about the Fund,  has been filed with the
                Securities and Exchange Commission and is hereby incorporated by reference into  this  Prospectus. A  copy  of the  Statement  of
                Additional   Information  can  be  obtained  without  charge  by
                telephone or written request to the Fund at the address and telephone number printed above.

                                    ------------------------

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE DATE OF THIS PROSPECTUS IS MARCH 29, 1996.

                        GENERAL SECURITIES INCORPORATED

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS APPEARING ELSEWHERE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND

    The Fund is an open-end diversified management investment company which continuously offers its shares of Common Stock to prospective purchasers and also offers to redeem its shares at current net asset value.

INVESTMENT OBJECTIVES

    The investment objective is to select securities with a view to possible long-term capital appreciation and preservation of capital. Consistent with that objective, the Investment Advisor believes companies implementing a Total Quality Management ("TQM") approach or using Continuous Quality Improvement ("CQI") practices throughout the company is, in general, best positioned for superior growth as a result of the internal disciplines imposed by TQM and CQI principles. The Investment Advisor has and intends to invest most of the Fund's assets in common stocks, particularly common stocks of companies that have implemented TQM or CQI principles. However, investments in corporate bonds or debentures, United States Government securities and other types of securities have and will be made as economic conditions dictate. The Investment Advisor attempts to diversify investments (subject to certain restrictions set forth herein) as a matter of course as to individual companies and as to industries most likely to achieve these objectives. No guarantee can be made that these objectives will be achieved, and inherent in this policy are risks of unpredictable market fluctuations. See INVESTMENT OBJECTIVES AND POLICIES.

EXPENSES

    The following table summarizes certain shareholder transaction and Fund operating expenses.


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases................................   None
  Maximum Sales Charge Imposed on Reinvested Dividends.....................   None
  Deferred Sales Charge....................................................   None
  Redemption Fees..........................................................   None(1)
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees..........................................................   .60%
  Administrative Fees......................................................   .40%
  Other Expenses (after expense reimbursement).............................   .50%(2)
                                                                             --------
    Total Fund Operating Expenses..........................................  1.50%(2)


------------------------
(1) The Fund charges $20 for wire transfer of redemption proceeds. See REDEMPTION OF SHARES -- EXPEDITED WIRE REDEMPTION.

(2) Without an expense reimbursement, Other Expenses and Total Fund Operating Expenses would have been .71% and 1.71%, respectively, in fiscal 1995.

EXAMPLE                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
You would pay the following expenses
 (rounded) on a $1,000 investment,
 assuming (1) 5% annual return and (2)
 redemption at the end of each time
 period:................................  $  15    $   47    $   82    $   179

The table is intended to assist in assessing the various costs and expenses which an investor will bear, directly or indirectly, with respect to an investment in the Fund. Expenses have been restated to reflect current expenses. For a complete description of these expenses, see MANAGEMENT OF THE FUND;

PURCHASE OF SHARES; REDEMPTION OF SHARES and STATEMENT OF ADDITIONAL INFORMATION. The expenses should not be considered a representation of past or future expenses. Actual future expenses may be greater or lesser than those shown.

MANAGEMENT OF THE FUND

    Robinson Capital Management, Inc. ("Robinson Capital") serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement and manages the Fund's business affairs pursuant to a Management Agreement. Robinson Capital is an investment advisory firm controlled by John P. Robinson who has acted as the Fund's President and has served on the Board of Directors since the Fund's inception in 1951. The Fund currently acts as its own underwriter and distributor in connection with the sale of the Fund's shares. See "MANAGEMENT OF THE FUND" and "PURCHASE OF SHARES."

RISK FACTORS

    There is no assurance that the investment objectives of the Fund will be achieved or that a focus on investments in companies implementing TQM or CQI principles will provide a greater return than investments in other companies. The returns and per share net asset value of the Fund will regularly fluctuate, as the Fund is subject to market and financial risks. Market risk is the potential for fluctuations in the price of a security because of market factors. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. Financial risk is based on the financial situation of the issuer. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The Fund also invests in U.S. Government securities, the market value of which is not guaranteed and will fluctuate. Although investments in U.S. Government securities provide protection against financial risk, they do not protect investors against price changes due to market risk. See "Investment Objectives and Policies."

PURCHASE OF SHARES

    Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following the receipt by the Fund of an application. The minimum purchase is $1,500 initially with a $100 minimum for subsequent purchases. There are no minimum amounts for reinvestment of dividends and capital gains distributions and the Investment Advisor retains the right to waive the minimum purchase amount in its sole discretion. See "PURCHASE OF SHARES."

REDEMPTION OR REPURCHASE OF SHARES

    Shares may be redeemed at net asset value without charge. See "REDEMPTION OF SHARES."

DISTRIBUTION POLICY

    Distribution of substantially all income is made quarterly with distribution of realized long- and short-term capital gains, if any, made in December. See "DISTRIBUTION POLICY AND TAX STATUS."

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Statement of Additional Information.

                                                                      YEAR ENDED NOVEMBER 30,
                                 --------------------------------------------------------------------------------------------------
                                   1995     1994*      1993      1992      1991      1990      1989      1988      1987      1986
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of
 year...........................  $12.08    $12.23    $12.36    $12.23    $10.37    $11.43    $10.91    $10.05    $11.71    $11.84
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Operations:
   Investment income -- net.....     .25       .20       .28       .49       .53       .38       .46       .25       .34       .66
   Net realized and unrealized
     gains (losses) on
     investments................    3.49       .40       .39       .78      3.01      (.58)     1.95      1.65      (.99)     1.72
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from operations...........    3.74       .60       .67      1.27      3.54      (.20)     2.41      1.90      (.65)     2.38
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Distributions to shareholders:
   From investment income --
     net........................    (.25)     (.21)     (.27)     (.46)     (.56)     (.49)     (.39)     (.22)     (.70)     (.38)
   Excess distributions of net
     investment income..........   --         (.02)    --        --        --        --        --        --        --        --
   From net realized gains......    (.96)     (.52)     (.53)     (.68)    (1.12)     (.37)    (1.50)     (.82)     (.31)    (2.13)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total distributions to
 shareholders...................   (1.21)     (.75)     (.80)    (1.14)    (1.68)     (.86)    (1.89)    (1.04)    (1.01)    (2.51)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of year....  $14.61    $12.08    $12.23    $12.36    $12.23    $10.37    $11.43    $10.91    $10.05    $11.71
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total return**..................   31.15%     4.89%     5.56%     9.65%    33.75%    (1.56%)   23.07%    18.07%    (5.44%)   20.19%
Net assets, end of year (000's
 omitted)....................... $32,541   $26,581   $26,331   $25,509   $21,957   $17,540   $16,980   $15,633   $14,360   $14,175
Ratio of expenses to average
 daily net assets...............    1.50%     1.50%     1.31%     1.32%     1.39%     1.47%     1.39%     1.46%     1.49%     1.45%
Ratio of net investment income
 to average daily net assets....    1.79%     1.69%     2.26%     3.69%     4.18%     3.40%     3.71%     2.23%     3.27%     4.89%
Portfolio turnover rate.........      24%       42%       30%       39%       54%       17%       54%       78%       77%       68%


 * From March 23, 1994 through November 30, 1994, the Fund's Investment Advisor was Alpha Source Asset Management, Inc., a wholly-owned subsidiary of Hamilton Investments, Inc. ("Hamilton Investments"). From March 23, 1994 through November 30, 1994, the Fund's Administrator was Hamilton Investments. Prior to March 23, 1994, the Fund's Investment Advisor and its Administrator was Craig-Hallum, a division of Hamilton Investments ("Craig-Hallum").


** These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

    The   performance  discussion  required  by   the  Securities  and  Exchange
Commission can be found in the Fund's Annual Report to Shareholders and will be made available without charge upon request.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund was incorporated in Minnesota on February 27, 1951 and has been in operation as a diversified, open-end management investment company since that time.

INVESTMENT OBJECTIVES

    The Fund's purpose is to provide a means for investors to combine their capital, diversify their investments and secure the advantages of continuous and informed management to obtain possible capital appreciation consistent with reasonable risk. The investment objective is to select securities with a view to possible long-term capital appreciation and preservation of capital. Consistent with that objective the Fund believes companies implementing a TQM approach or using CQI practices throughout the company is, in general, best positioned for superior growth and is most likely to weather any economic downturn. Also, the Fund's search for companies with a commitment to total quality management or continuous quality improvement often yields strong companies poised for growth which are relatively unnoticed because they may be outside the so-called "glamour" industries.


    When determining whether a company being considered as an investment candidate implements TQM or CQI principles, the Investment Advisor reviews public reports by the company and then, if necessary, interviews representatives of the company to discuss TQM and CQI implementation within the company. As a result of this review, the Investment Advisor develops a judgment, principally subjective, of the degree of commitment of the company to TQM and CQI principles and the stage of full implementation of those principles. Once an investment is made by the Fund, the Investment Advisor continually monitors, reviews and evaluates the company's performance. If a portfolio company is determined to have dropped its TQM or CQI focus, or otherwise to have ceased to meet performance expectations, the policy of the Investment Advisor is to sell the Fund's shares in that company.


    From time to time the Fund may also invest in selected corporate bonds or debentures rated at the time of purchase as A or above by Moody's Investors Service or Standard & Poors. In addition, when the Investment Advisor believes that market conditions warrant a temporary defensive position, the Fund periodically invests in United States Treasury bills, notes and bonds and may in the future consider investments in certificates of deposit and bank depository accounts of banks which have total assets in excess of $500 million. Management attempts to diversify investments (subject to certain restrictions) as a matter of course as to individual companies and as to industries most likely to achieve these objectives. No guarantee can be made that these objectives will be achieved, and inherent in this policy are risks of unpredictable market fluctuations.

                             MANAGEMENT OF THE FUND

    The officers of the Fund, along with Robinson Capital, the Investment Advisor and Administrator, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services. A team led by John P. Robinson, Chairman of the Board and President of the Fund and the sole director, President and controlling shareholder of Robinson Capital, and Winfield S. Holland, Vice President of the Fund and an officer of Robinson Capital, serve as the Fund's principal portfolio managers. Messrs. Robinson and Holland have managed the Fund since 1951 and 1984, respectively, and were employees of Craig-Hallum and then Hamilton Investments until November 30, 1994. Robinson Capital is a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. Robinson Capital does not serve as investment advisor to any other registered investment companies.

    Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on March 3, 1995, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Robinson Capital acted as Investment Advisor and Administrator for the Fund from December 1, 1994 through March 3, 1995 in accordance with Rule 15a-4 under the Investment Company Act of 1940, which permitted Robinson Capital to act as Investment Advisor and Administrator for up to 120 days pending shareholder approval. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services, which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

    As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. While the advisory fee paid Robinson Capital is comparable to the advisory fee paid by other mutual funds, the total expenses of the Fund are higher than total expenses paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund. For the fiscal year ended November 30, 1995, the advisory fees paid Robinson Capital were $183,750.

    Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on March 3, 1995. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital a management administration fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    The Fund serves as its own underwriter and distributor of its shares.

    Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, P.O. Box 419249, Kansas City, Missouri 64105-6249, serves as the Fund's Transfer and Dividend Paying Agent ("Transfer Agent") and Custodian. IFTC maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors.


    The Fund pays the investment management advisory fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1 1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1 1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During the fiscal year ended November 30, 1995, total expenses of the Fund amounted to $523,346, of which $63,927 was reimbursed by Robinson Capital. Net expenses of the Fund for the year ended November 30, 1995 were $459,419, or 1.50% of average net assets.


                               PURCHASE OF SHARES

    Shares of the Fund may be purchased directly from the Fund or through authorized investment dealers. Initial investments in the Fund may be made by mailing a completed application, together with a check for the total purchase price, to General Securities, Incorporated, c/o IFTC, P.O. Box 419249, Kansas City, Missouri 64105-6249, or by contacting an authorized investment dealer. Initial investments may also be made by submitting a completed application and check to an authorized investment dealer who will forward them to the Fund's Transfer Agent. The dealer is responsible for transmitting the order promptly to the Transfer Agent in order to permit the investor to obtain the current price. Subsequent purchases in the Fund may be made by mailing a check directly to the Transfer Agent at General Securities, Incorporated, c/o IFTC, P.O. Box 419249, Kansas City, Missouri 64105-6249, or by contacting an authorized investment dealer. Checks should be made payable to General Securities, Incorporated, subsequent purchases should indicate the account number on the check and checks must be drawn on a U.S. bank or its foreign branch or subsidiary and must be payable in U.S. dollars. Initial and subsequent investments may also be made by wiring Federal Funds to Investors Fiduciary Trust Company; Routing #ABA 101003621; Deposit Account: Bank Account 7523491; From: Shareholder Name, Address, Tax Identification Number-For purchase of: General Securities, Incorporated shares. In order for a wire investment to be processed on the same day, (1) the investor must notify the Transfer Agent of his or her intention to make such investment by 12:00 noon Eastern time on the day of his or her investment by calling the Transfer Agent at 1-800-939-9990; and (2) the wire must be received by 4:00 p.m. Eastern time that same day.

    The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders in whole or in part. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

    Shares may be purchased in any amount not less than $1,500 initially with a $100 minimum on subsequent investments (reduced pursuant to the Low Minimum Initial Investment Plan/Automatic Investment Plan described below and subject to waiver at the discretion of the Investment Advisor). Dividends and capital gains distributions, if any, will be reinvested regardless of amount at the net asset value determined on the distribution date, unless requested in cash, although they will be taxable in the manner set forth in the section of this Prospectus entitled DISTRIBUTION POLICY AND TAX STATUS. When the dollar amount of a purchase is not evenly divisible by the current price of shares, the purchaser will receive a number of whole shares plus a fractional share which is proportionately the same as a whole share. Investments may thus be made in any dollar amount (subject to the minimum described above) regardless of the current price of shares.

    The Fund is offering its shares at a public offering price equal to the next determined net asset value per share. Net asset value is based upon and varies with changes in the market value of securities owned by the Fund and is determined for purposes of a purchase at the close of business immediately following the receipt of a subscription by the Fund. Subscription forms and other information concerning the purchase of shares may be obtained from the Fund at the address and telephone number listed on the cover page of this Prospectus or from securities dealers offering shares of the Fund. Stock certificates will not be issued.

                       DISTRIBUTION POLICY AND TAX STATUS

    The Fund follows a policy of distributing substantially all income on a quarterly basis to shareholders; it distributes realized capital gains, both long- and short-term, if any, on an annual basis to shareholders.

    As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its "investment company taxable income" plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and "pass through" the tax character of certain dividends and long-term capital gains to shareholders who receive dividend distributions. The Fund has always qualified for such tax treatment (including with respect to the last fiscal year) and intends to continue to do so.

    Distributions from dividend and interest income, including short-term capital gains, whether paid in cash or reinvested in shares, are taxable to shareholders as ordinary income for federal income tax purposes.

    Long-term capital gains distributions, whether paid in cash or reinvested, will, for federal income tax purposes, be taxable as long-term capital gains to shareholders regardless of the length of time Fund shares have been owned by shareholders, but will not be eligible for the dividends received deduction generally available to corporate shareholders. If the net asset value of shares should be reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment, the shareholder's basis in the Fund's shares would remain unchanged and the distribution would be taxable as stated above. Accordingly, it may not necessarily be advantageous for a shareholder to purchase shares in anticipation of the payment of dividends or of capital gain distributions.

    Pursuant to the Omnibus Budget Reconciliation Act of 1993, an individual's net long-term capital gains are taxed at a maximum rate of 28%, while an individual's ordinary income and net short-term capital gains are taxed at a maximum rate of 39.6%. However, a corporation's net long-term capital gains continue to be taxed at the corporate ordinary income tax rate, which is 35%. The preceding discussion is based on the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect on the date of this Prospectus, all of which are subject to change. This summary does not discuss any aspect of state, local or foreign taxation and does not discuss all the tax considerations that may be relevant to particular shareholders in light of their personal investment circumstances, or to certain types of shareholders that may be subject to special tax rules. Shareholders should consult their own tax advisors concerning the application to distributions of federal, state, local, foreign or other tax laws.

                              REDEMPTION OF SHARES

    SELLING YOUR SHARES. You may redeem all or a portion of your shares on any day that the New York Stock Exchange is open. Your shares will be redeemed at the next net asset value calculated after the Transfer Agent has received a properly executed redemption request. Payment for shares will be made as promptly as practicable but in no event later than seven days after receipt of a properly executed request. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which may take up to 15 days from the purchase date.

    SELLING BY TELEPHONE. If the proceeds of the redemption are $50,000 or less and the proceeds are to be payable to the shareholder(s) of record and mailed to the address of record, normally a telephone request by any one account owner is sufficient for redemptions unless the account application has denied such privilege. Telephone requests may be made by calling 1-800-939-9990. Institutional account owners may exercise this special privilege of redeeming shares by telephone request subject to the same conditions as individual account owners provided that this privilege has been pre-authorized by the institutional account owner by written instruction to the Transfer Agent with signatures guaranteed. This privilege of redeeming shares by telephone request may not be used if any address change for the shareholder's account has been effected within 30 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the telephone redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time. Additional information concerning telephone redemptions appears under the section entitled "Important Information."

    EXPEDITED WIRE REDEMPTION. If you give authorization for expedited wire redemption, shares of the Fund can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. Requests received by the Transfer Agent prior to the close of the Exchange (currently 4:00 p.m. Eastern time) will result in shares being redeemed that day at the next determined net asset value of the Fund and normally the proceeds being sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to 7 days if the Investment Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at 1-800-939-9990. The Fund cannot be responsible for the efficiency of the Federal wire system or the shareholder's financial institution. The Fund currently charges $20 for wire transfer of redemption proceeds. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Transfer Agent. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the expedited redemption privilege.

    SELLING BY MAIL. When shares are held for the account of a shareholder by the Transfer Agent, the shareholder may redeem them by making a written request to the Transfer Agent, Attention: Redemption Department, PO. Box 419249, Kansas City, Missouri 64105-6249. If the proceeds of the redemption are $50,000 or less on an account, no signature guarantee will be required, unless a change in address for the shareholder's account has been effected within 30 days of the redemption request. For all other redemptions, signatures must be guaranteed by a bank, broker/dealer, municipal securities broker, government securities dealer or broker, credit union, savings association, national securities exchange, registered securities association or clearing agency. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMP-SM-"). Guarantees from institutions or individuals who do not provide reimbursement in case of fraud, such as notaries public, will not be accepted. Further documentation may be requested from institutional or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request must be signed by all registered owners exactly as the account is registered, including any special capacity of the registered owner. The Fund currently charges for actual costs of special delivery service of redemption proceeds.

    IMPORTANT INFORMATION. The Transfer Agent employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of telephone instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions, neither the Transfer Agent nor the Fund would be liable for any losses from unauthorized or fraudulent instructions. However, if such reasonable procedures are not followed, the Transfer Agent and the Fund may be liable for losses due to unauthorized telephone transactions.


    MINIMUM ACCOUNT BALANCE REQUIREMENT. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem a shareholder account that falls below the minimum investment level, currently $1,500, unless the shareholder account falls below the minimum due to changes in the market value of the portfolio. Currently, Individual Retirement Accounts, employee benefit plan accounts, Employer Sponsored Payroll Deduction Plans and other accounts with respect to which the Investment Advisor, in its sole discretion, has waived the minimum purchase amount, are not subject to this procedure. You will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the account.


                              SHAREHOLDER SERVICES

    The following shareholder services are offered by the Fund. For further information regarding the details of these services, see the Statement of Additional Information or contact the Fund.

    LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of

$100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.



    IRA PLAN, SEP-IRA PLAN AND EMPLOYER SPONSORED PLANS. An Individual Retirement Account ("IRA") is available for all working individuals who receive compensation for services rendered. These individuals may make annual contributions to an IRA of up to $2,000 (or the amount of the individual's compensation, if less) to purchase shares of the Fund. The maximum contribution under an IRA Plan may be increased under certain circumstances to $2,250 if an account for a nonworking spouse is included. Such annual contributions are tax deductible by all individuals except those who are active participants, or whose spouses are active participants, in a tax-qualified employer sponsored pension plan. For these individuals, the tax deduction is reduced or eliminated but income on such contributions continues to be currently tax deferred. A $12 per year maintenance fee is imposed on IRA accounts. In addition, individuals covered by an employer-sponsored Simplified Employee Pension-IRA Plan ("SEP-IRA Plan") may establish an IRA to which the employer can make tax deductible contributions as a uniform percentage of compensation not exceeding the lesser of $30,000 or 15% of the employee's compensation. Certain SEP-IRA Plans permit employees to elect to contribute portions of their pre-tax compensation to such plans in addition to the employer's contribution, subject to the above limitations. Generally, such individual contributions are limited to a maximum dollar amount of compensation that varies from year to year ($9,240 for 1995 and $9,500 for 1996). The employee covered by a SEP-IRA Plan that prohibits individual pre-tax contributions may make additional contributions of the lesser of $2,000 or 100% of compensation either to the SEP-IRA Plan or to a separate IRA which may be deductible. Finally, employer sponsored pension plans qualified under the Internal Revenue Code, including Section 401(k) salary reduction plans, may invest in mutual funds such as General Securities, Incorporated.


    SELF-EMPLOYED PLAN. A retirement plan, previously known as a Keogh Plan, is available for self-employed individuals and their eligible employees, if any. These individuals may make annual tax-deductible contributions out of earned income to their self-employed plan, in amounts up to the lesser of $30,000 or
15% of earned income (after such contributions) if the contribution is discretionary (e.g., a profit sharing plan) or $30,000 or 25% if the contribution is fixed (e.g., a pension plan) to purchase shares of the Fund.

    AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.


    The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled "Redemption of Shares -- Selling by Mail. "


                              GENERAL INFORMATION

CAPITAL STOCK

    General Securities, Incorporated is authorized to issue 10 million shares of the nominal par value of one cent per share. On March 1, 1996, there were 2,428,164 shares outstanding. All shares are fully paid, nonassessable, and transferable and have equal rights in earnings, in voting and on liquidation. There are no junior or senior securities and no preemptive rights. No securities senior to the shares of common stock can be issued.

    The shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


INVESTMENT ADVISOR, ADMINISTRATOR, UNDERWRITER AND DISTRIBUTOR


    Robinson Capital Management, Inc. acts as the Fund's Investment Advisor and its Administrator. The Fund acts as its own underwriter and distributor of its shares.

CUSTODIAN AND TRANSFER AGENT

    All securities and cash are deposited with Investors Fiduciary Trust Company, as Custodian. The Custodian has no supervision over management in such matters as the purchase and sale of securities and the payment of dividends. IFTC also acts as the Fund's Registrar and Transfer Agent.

LEGAL COUNSEL

    Lindquist & Vennum PLLP, Minneapolis, Minnesota, are counsel for the Fund.

INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to annual ratification by the Fund's Board of Directors.

REPORTS TO SHAREHOLDERS

    The fiscal year of the Fund ends on November 30 of each year. The Fund will send to its shareholders, at least semiannually, reports showing its portfolio securities and other information. An annual report containing financial statements audited by the Fund's independent auditors will be sent to shareholders each year.

ADDITIONAL INFORMATION


    The Fund has filed with the Securities and Exchange Commission in Washington, D.C. a Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the securities offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement, as permitted by the rules and regulations of the Commission. The Statement of Additional Information included in the Registration Statement may be obtained by calling or writing the Fund at the address and telephone number set forth on the cover page of this Prospectus. For further information pertaining to the Fund and the shares offered hereby, reference is made to the Registration Statement and the exhibits thereto, which may be examined without charge at the Public Reference Room of the Commission at 450 Fifth Street, N.W, Washington, D.C. 20549, and copies thereof may be obtained from the Commission upon payment of the prescribed fees.

PROSPECTUS
--------------------------------------------------------------------------------

CONTENTS

Prospectus Summary........................................................     2
Financial Highlights......................................................     4
Investment Objectives and Policies........................................     5
Management of the Fund....................................................     5
Purchase of Shares........................................................     7
Distribution Policy and Tax Status........................................     8
Redemption of Shares......................................................     9
Shareholder Services......................................................    10
General Information.......................................................    12

--------------------------------------------------------------------------------

GENERAL SECURITIES is the registered service mark of General Securities, Incorporated

PRESIDENT         John P. Robinson
VICE PRESIDENT    Winfield S. Holland III
SECRETARY         John R. Houston
DIRECTORS         John P. Robinson,
                  CHAIRMAN
                  Jane D. Hall
                  David W. Preus
                  LaVerne W. Rees
                  Oscar Victor
                  Charles J. Walton
                  James S. Womack

                                   ----------


INVESTMENT        Robinson Capital
ADVISOR AND       Management, Inc.
ADMINISTRATOR
CUSTODIAN,        Investors Fiduciary
REGISTRAR AND     Trust Company
TRANSFER AGENT
GENERAL           Lindquist & Vennum PLLP
COUNSEL
INDEPENDENT       KPMG Peat Marwick LLP
AUDITORS


                                      LOGO
                               GENERAL SECURITIES
                                  INCORPORATED
              5100 EDEN AVENUE, SUITE 204, EDINA, MINNESOTA 55436
                                   PROSPECTUS
                  -------------------------------------------

                                      LOGO
                                    FOCUS ON
                                      ----
                                      TQM
                                      ----
                                 TOTAL QUALITY
                                   MANAGEMENT
                                   COMPANIES

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 29, 1996

                        GENERAL SECURITIES, INCORPORATED

              5100 Eden Avenue, Suite 204, Edina, Minnesota  55436
                            Telephone (612) 927-6799

     General Securities, Incorporated (the "Fund") is a diversified open-end management investment company which seeks possible long-term capital appreciation and preservation of capital for its shareholders with reasonable risk. The Fund invests primarily, but not exclusively, in selected common stocks. Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following receipt by the Fund of a subscription.

     This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a prospectus and should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by telephone or written request to the Fund at the address and telephone number printed above.

     This Statement of Additional Information relates to the Fund's Prospectus dated March 29, 1996.

                                    --------


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .     2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Investment Advisory, Management and Distribution
 Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .     8
Calculation of Performance Data. . . . . . . . . . . . . . . . . . . . . .     9
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .    13
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

                       INVESTMENT OBJECTIVES AND POLICIES

     As described in the Fund's Prospectus, the Fund's investment objective is to select securities with a view to possible long-term capital appreciation and preservation of capital. Consistent with that objective, the Fund believes companies implementing a Total Quality Management ("TQM") approach or using Continuous Quality Improvement ("CQI") practices throughout the company is, in general, best positioned for superior growth. The Fund intends to invest most of its assets in common stocks, although investments in corporate bonds, debentures or preferred stocks and United States Government Securities, in addition to certificates of deposit, bank depository accounts and other short-term investments, have and will be made as economic conditions dictate.

     In order to define its investment policies, the Fund has established certain rules and guidelines. Some have been voluntarily adopted and others have been required to meet either federal or state statutes. As indicated, some policies are in the form of fundamental policies or charter restrictions which may be changed only with the approval of a majority of the Fund's outstanding voting securities while others are subject to change by the Board of Directors. Without the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Company, or (ii) 67% or more of the Company's shares represented at a meeting if more than 50% of all outstanding shares of the Company are represented in person or by proxy at such meeting, the Fund may not:

     1.   Buy "on margin" or sell "short";

     2.   Borrow money;

     3.   Issue securities senior to the outstanding shares of common stock;

     4.   Act as underwriter;

     5. Invest more than 5% of the value of its total assets (taken at cost) in the securities of any one company, or purchase more than 10% of any class of voting securities or more than 10% of any class of securities of any one company;

     6. Invest more than 25% of the value of its total assets in the securities of companies all of which conduct their principal business activities in the same industry;

     7. Invest in commodities or commodity contracts, or interests in real estate;

     8.   Lend money or assets;

     9. Purchase or retain the securities of any issuer if those officers and directors of the Fund or the advisor owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

     10.  Purchase the securities of any other investment company; or

     11. Invest in companies for the purpose of exercising control or management.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The directors and officers of the Fund are listed below together with their addresses and information as to their principal business occupations during the last five years (if other than their present business occupations) and other current business affiliations, including affiliation with the investment advisor.

    *JOHN P. ROBINSON, Chairman of the Board of Directors and President of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436.

     JANE D. HALL, Director of the Fund, 3650 Northome Road, Wayzata, Minnesota 55391. She is a private investor.

     DAVID W. PREUS, Director of the Fund, 60 Seymour Avenue S.E., Minneapolis, Minnesota 55414. He is the Presiding Bishop Emeritus of The American Lutheran Church and a Distinguished Visiting Professor at Luther Northwestern Theological Seminary, St. Paul, Minnesota.

     LAVERNE W. REES, Director of the Fund, 13 Lily Pond Road, North Oaks, Minnesota 55110. He is a business consultant.

     OSCAR VICTOR, Director of the Fund, 3917 W. 24th Street, Minneapolis, Minnesota 55416. He is currently retired and the former President of Vic Research and Development Incorporated, a Minneapolis, Minnesota provider of consulting services.

     CHARLES J. WALTON, Director of the Fund, 653 S.W. Thorn Hill Lane, Palm City, Florida. He is President of Walton Enterprise Leasing Co., a Minneapolis, Minnesota automobile, truck and equipment leasing corporation.

     JAMES S. WOMACK, Director of the Fund, 9905 Oak Shore Drive, Lakeville, Minnesota. He is Chairman of the Board of Sheldahl, Inc., a Northfield, Minnesota manufacturer of electronic materials and circuitry.

     WINFIELD S. HOLLAND III, Vice President of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He was a registered representative of Hamilton Investments, Inc. from July 1993 through November 1994 and prior to July 1993 was a registered representative and Vice President of Craig-Hallum, Inc.

--------------------

    *Designates director who is an "interested person" with respect to the Fund as defined in the Investment Company Act of 1940.

     JOHN R. HOUSTON, Secretary of the Fund, 4200 IDS Center, Minneapolis, Minnesota 55402. He is a partner of Lindquist & Vennum P.L.L.P., legal counsel for the Fund.

     On March 1, 1996, the officers and directors owned 52,188 shares, or 2.2% of the total number of the Fund shares outstanding.

REMUNERATION OF OFFICERS AND DIRECTORS

     The Fund does not pay any remuneration directly to its officers, but compensation of officers and employees is paid by Robinson Capital Management, Inc., its current investment advisor, and fees for legal services to the Fund are paid by the Fund to the law firm in which the Fund's Secretary is a partner. During the last fiscal year, the Fund paid Robinson Capital Management, Inc., a Minnesota corporation, its investment advisor for the year, $183,570 for investment advisory services, prior to an expense reimbursement.

     The directors who have no substantial interest in the investment advisor or its affiliates (Mrs. Hall and Messrs. Preus, Rees, Victor, Walton and Womack) receive a nominal honorarium from the Fund for each directors' meeting attended (an aggregate of $8,800 during the last fiscal year).

            INVESTMENT ADVISORY, MANAGEMENT AND DISTRIBUTION SERVICES

     Robinson Capital Management, Inc. ("Robinson Capital"), a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, is the Investment Advisor for the Fund and provides the Fund with professional investment supervision and management. Robinson Capital is an investment advisory firm controlled by John P. Robinson who has acted as the Fund's President and has served on the Board of Directors since the Fund's inception in 1951.

     From March 23, 1994 through November 30, 1994, the Fund's Investment Advisor was Alpha Source Asset Management, Inc. ("Alpha Source"), a wholly-owned subsidiary of Hamilton Investments, Inc. ("Hamilton Investments"), which in turn was a wholly-owned subsidiary of Household International, Inc., a holding company with its principal subsidiary engaged in financial services. From March 23, 1994 through November 30, 1994, the Fund's Administrator was Hamilton Investments. Prior to March 23, 1994, the Fund's Investment Advisor and its Administrator was Craig-Hallum, a division of Hamilton Investments ("Craig-Hallum").

     Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on March 3, 1995, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Captial believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

     As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory management fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. From March 23, 1994 to November 30, 1994, the Fund paid investment advisory fees to Alpha Source at the same rate as is paid Robinson Capital. Prior to March 23, 1994, the Fund paid investment advisory fees to Craig-Hallum at an annual rate of 1% for average net assets up to $15 million, 0.75% for the next $15 million of average net assets and 0.50% for net assets over $30 million. For the fiscal year ended November 30, 1995, 1994 and 1993, the advisory fees paid Robinson Capital, Alpha Source and Craig-Hallum were $183,570, $191,997 and $241,716, respectively.

     Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on March 3, 1995. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents.
In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     During the fiscal year ended November 30, 1995 the Fund paid total fees to Robinson Capital amounting to $305,950. Of this amount, $183,570 was paid for investment advisory services and $122,380 was paid for non-investment management or administrative services. For the fiscal years ended November 30, 1994 and 1993, Alpha Source, Hamilton Investments and Craig-Hallum received $264,332 and $248,696, respectively, in total advisory and management fees from the Fund.

     The Fund's total net assets at the beginning and end of fiscal 1995 were $26,580,967 and $32,540,736, respectively. The combined advisory management fees and non-investment management and administrative fees of 1% on the first $100 million of the Fund's net assets and 3/4 of 1% on the next $150 million of the Fund's net assets are higher than similar fees paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund.

     The Fund pays the investment advisory management fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses.
However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1-1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1-1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During fiscal 1994, the Fund was subject to identical expense limitations with Alpha Source, Hamilton Investments and Craig-Hallum. For the fiscal year ended November 30, 1995, total expenses of the Fund amounted to $523,346 of which $63,927 was reimbursed by Robinson Capital. Net expenses to the Fund for the year ended November 30, 1995 were $459,419, or 1.50% of average net assets.

     Each of the Investment Advisory Agreement and Management Agreement will continue in force from year to year so long as the continuance is specifically approved at least annually (1) by the Board of Directors of the Fund or (2) by a vote of the majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by the vote of a majority of directors who are not interested persons of the Fund or Robinson Capital, cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Advisory Agreement and Management Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of the majority of the Fund's outstanding voting securities, or by Robinson Capital on 60 days' written notice. They each terminate automatically in the event of an assignment.

     The Fund serves as its own underwriter and distributor of its shares.

     Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, P.O. Box 419249, Kansas City, Missouri 64105-6249, currently serves as the Fund's Transfer Agent and Dividend Paying Agent and Custodian. IFTC, which is not affiliated with either the Fund or Robinson Capital, maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors.

                                    BROKERAGE

     During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $8,244,683 and sales of such securities of $5,029,748, resulting in portfolio turnover in that year of 24%, compared with 42% during fiscal 1994 and 30% during fiscal 1993.

The Fund's total net assets at the beginning of fiscal 1995 were $26,580,967 and $32,540,736 at the end of the year. The total amount of brokerage fees for handling portfolio transactions of the Fund during the three fiscal years ended November 30, 1995, 1994 and 1993 were $51,082, $46,889 and $26,314, respectively.

     The Fund's brokerage business is distributed among various brokers and dealers, and the allocation is determined primarily at the discretion of the investment advisor. The Fund always seeks to effect its transactions in portfolio securities where it can get prompt execution of orders at the most favorable prices ("best execution"). The commissions charged by brokers and dealers vary and the Fund is not required by law to utilize the services of national securities exchange members or other brokers or dealers charging the lowest commission for any particular transaction.

     It is the practice of the Fund and its Investment Advisor to consider statistical and factual information, as well as reports on general market conditions, industry analysis and analysis of particular companies whose securities are publicly traded, furnished to them by investment banking firms as a factor in connection with allocation of brokerage business to such firms, provided the best execution is still obtained. Such services are generally provided to the investment advisor, to the extent that such services are used by it in rendering investment advice to the Fund, they tend to reduce the advisor's expenses. During fiscal 1995, certain brokers rendered research services to the Fund and in exchange for such services the Fund directed brokerage transactions to them. However, such placement of brokerage transactions was not pursuant to binding written agreement with such brokers. The aggregate amount of such transactions was $13,274,341; the aggregate amount of related commissions was $51,082.

     Where the concept of best execution is satisfied by two brokers and one broker charges a lower commission but does not provide such services, the advisor has indicated that it may place its orders with the broker charging a higher commission where the amount of such commission is reasonable in relation to the value of the brokerage and research services provided. If the investment advisor purchases such information its expenses will increase without reimbursement from the Fund. If it is concluded that it would be impractical for the advisor to attempt to provide the full range of services which are available from brokerage firms or if the advisor deems that it cannot afford purchasing such information and services, it may become necessary to pay a higher level of commissions to firms offering these services. The advisor will not institute such a policy without the prior authorization of its Board of Directors, however, and any such payments will be reviewed by the directors on at least a quarterly basis.

     The Fund made no allocation of brokerage business during the last fiscal year to those dealers and brokers who were sellers of the Fund's shares and no reciprocal brokerage business was received by the advisor. When appropriate, the advisor may make brokerage allocation to sellers of Fund shares in the current fiscal year. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principals, except where best execution may otherwise be obtained.

     Robinson Capital is not registered as a broker/dealer and, consequently, did not in 1995 and will not in 1996 be acting as broker in the execution of any orders for the Fund. The prior Investment Advisory Agreement permitted Hamilton Investments to act as broker in executing orders for the purchase and sale of securities in the Fund's portfolio but only if commissions charged did not exceed customary charges for such services. Such charges, if made, would not exceed the minimum charges for similar services provided to its most favored customers. In the past, most of the portfolio transactions have been executed by members of stock exchanges. During fiscal years 1994 and 1993, the Fund paid Hamilton Investments or Craig-Hallum, respectively, an aggregate $2,450 and $4,387 in brokerage commissions, which constituted 5.23% and 16.6% of all brokerage commissions paid by the Fund and reflects the utilization of Hamilton Investments or Craig-Hallum to effect 0.067% and 0.39% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. The transactions effected by Hamilton Investments and Craig-Hallum were generally smaller aggregate dollar purchases, for which higher commissions were normally charged.

                        DETERMINATION OF NET ASSET VALUE

     Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of the Fund shares is the proportionate interest of each share (or fractional share) in the net corporate assets. Net asset value varies as prices of portfolio securities fluctuate. It is computed not less frequently than once daily on each day (other than a day during which no Fund shares were tendered for redemption and no order to purchase or sell such shares were received) in which there is a significant degree of trading in the Fund's portfolio securities as of the market close New York time, on the basis of the last sale (if a listed security) or the mean between the last bid and asked price (if traded over-the-counter), excluding brokerage commissions and odd lot premiums. Securities having no readily available market quotation and all other assets are valued in good faith at fair value as determined by the Board of Directors.

     Computation of net asset value as of November 30, 1995 is illustrated below:

     Market value of portfolio securities. . . . . . . . . . . . . $34,892,950
     Cash and receivables less liabilities . . . . . . . . . . . .  (2,352,214)
     Net assets. . . . . . . . . . . . . . . . . . . . . . . . . .  32,540,736
     Number of shares outstanding. . . . . . . . . . . . . . . . .   2,227,501
     Net asset value per share (net assets
       divided by shares outstanding). . . . . . . . . . . . . . . $     14.61

The net asset value used by General Securities, Incorporated in selling and redeeming shares is that of the computation at the close of business immediately following the receipt of a subscription for shares or of a request for redemption.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to "average annual total return" and "cumulative total return." Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV
     Where:

                        P     =    a hypothetical initial payment of $1,000
                        T     =    average annual total return;
                        n     =    number of years; and
                        ERV   =    ending redeemable value at the end of the
                                   period of a hypothetical $1,000 payment made at the beginning of such period.

     The average annual compounded total return on investments in the Fund for the one, five and ten year periods ended December 31, 1995 were 27.9%, 15.6% and 12.1%, respectively.

     Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR = (ERV - P) 100
                                     ---------
                                         P
                        Where:

                        CTR   = Cumulative total return
                        ERV   = ending redeemable value at the end of the
                                period of a hypothetical $1,000 payment made at the beginning of such period; and
                        P     = initial payment of $1,000

     The cumulative total return on investments in the Fund for the one, five and ten year periods ended December 31, 1995 were 27.9%, 106.1% and 214.4%, respectively.

     The calculations for both average annual total return and cumulative total return assume all dividends and all capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                              SHAREHOLDER SERVICES


     LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduction in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.


     INDIVIDUAL RETIREMENT ACCOUNT (IRA PLAN), SEP-IRA PLANS AND EMPLOYER SPONSORED PLANS. Any individual with earned income can establish an individual retirement account (IRA) to provide retirement benefits to the individual. The Fund offers an IRA Plan funded with shares of the Fund. The Fund's IRA Plan follows the basic format of the Internal Revenue Service model plan, and accordingly, upon submission to the Service for approval, the Fund was advised that no further qualifying action was required by individuals adopting the IRA Plan. Any person with earned income may establish his or her own IRA by adopting the IRA Plan and may make annual contributions in an amount not exceeding the lesser of 100% of his or her adjusted gross income or $2,000. An individual can make an additional contribution of up to $250 to an IRA for a nonworking spouse. Such contributions are tax deductible by all individuals except those who are active participants, or whose spouses are active participants, in a qualified employer sponsored profit sharing or pension plan. For these individuals, the tax deduction is reduced or eliminated but income on such contributions continues to be currently tax deferred. Minimum annual distributions from the IRA are required beginning in the year following the year in which the individual attains age 70-1/2. Substantial tax penalties exist for premature distributions from the IRA Plan or for failure to make timely distributions and the adoption of such Plan should be reviewed by the individual and his or her attorney prior to investing.

     Employers can establish a simplified employee pension plan (SEP) to provide retirement benefits for employees instead of maintaining a qualified group pension plan. Under a SEP, each employee establishes his or her own IRA, which is governed by the regular IRA rules. The employer can then make tax deductible contributions not exceeding the lesser of $30,000 or 15% of the employee's compensation to the employee's IRA. Certain SEP-IRA Plans permit employees to elect to contribute portions of their pre-tax compensation to such plans in addition to the employer's contribution, subject to the above limitations. Generally, such individual contributions are limited to a maximum dollar amount of compensation that varies from year to year ($9,240 for 1995; $9,500 for 1996). An employee covered by a SEP-IRA Plan that prohibits individual contributions can make an additional contribution, which may be fully or partially deductible to the extent described in the preceding paragraph, either to the SEP-IRA Plan or under a separate IRA Plan. Participation in the SEP-IRA Plan is governed by the SEP document adopted by the employer and the IRA agreement.

     The IRA Plan may also be utilized by any person under age 70-1/2 to maintain the tax-sheltered treatment of benefits distributed from an employer's tax qualified pension plan because of the employee's termination of employment. The benefits distributed can be invested in the IRA Plan, provided the employee receives at least 50% of his total benefits from the employer's pension plan within one taxable year and invests in the IRA Plan within 60 days of such receipt. In this manner, assets from the previous employer's pension plan are reinvested, the tax consequences stemming from the distribution are deferred, and the assets, at the option of the holder, may be "rolled-over" to a tax qualified pension plan of a subsequent employer.


     Under the Fund's IRA Plan, IFTC serves as custodian of the assets.
IFTC will charge an annual maintenance fee of $12 for its custodial services.
In addition, there will be a fee of $15 for a lump sum benefit distribution, but no fee for each periodic cash distribution received from the Fund. This fee schedule may be altered at any time by IFTC on 60 days' written notice. Persons opening an IRA Plan may rescind it upon written notice to the custodian on or before the seventh day following acceptance of the Plan by the custodian. Any individual rescinding an IRA Plan during the seven-day period will be fully reimbursed even though it is the Fund's practice to invest all proceeds immediately upon receipt. If the proceeds so invested depreciate prior to rescission, the investment advisor will absorb the loss. If the proceeds invested appreciate, the Fund will realize the gain.
To date there has not been any rescission of an IRA Plan by any investor in the Fund. Shares held in an IRA Plan may be redeemed at any time pursuant to a proper redemption request. See "Redemption of Shares" in the Prospectus.


     The Employee Retirement Income Security Act of 1974 also permits the use of mutual funds, such as General Securities, Incorporated, as investments for employer sponsored profit sharing and pension plans, including Section 401(k) salary reduction plans, qualified under the Internal Revenue Code. It is recommended that interested persons consult with an attorney and a qualified trustee regarding the nature of such plans, including their tax consequences and dollar limitations. The Fund may elect to provide quarterly statements containing information regarding transactions for the period covered in lieu of confirming each transaction to persons making purchases pursuant to the IRA Plan, SEP-IRA or employer sponsored tax-qualified profit sharing or pension plans.


     SELF-EMPLOYED RETIREMENT PLAN. For those self-employed individuals and their employees, if any, who wish to purchase shares of the Fund in conjunction with a Self-Employed Retirement Plan there is available for adoption a Custodial Agreement and a Retirement Plan which have been approved by the Internal Revenue Service as to tax aspects only. Prior to 1984, these plans were commonly called "Keogh Plans." The Internal Revenue Service required that every employer adopt a revised Custodial Agreement and Retirement Plan before the end of their 1993 plan year to bring their plan into compliance with changes in the Internal Revenue Code. Self-employed individuals may contribute up to the lesser of $30,000 or 15% of earned income, as determined after such contributions, if the contribution is discretionary (e.g., a profit sharing plan) or $30,000 or 25% if the contribution is fixed (e.g., a pension plan). Certain retirement plans permit employees to elect to contribute portions of their compensation pre-tax to such plans in addition to the employer's contribution, subject to the above limits. Generally, such individual contributions are limited to a maximum dollar amount of compensation that varies from year to year ($9,240 for 1995; $9,500 for 1996). Information concerning the Retirement Plan is available upon request from the Fund. Initial and annual maintenance fees, withdrawal, termination and distribution fees are charged by IFTC, the custodian bank, according to a schedule of fees established in the Custodial Agreement. The fees are the same as the fees IFTC charges for IRA Plan services.
The custodian has reserved the right to increase fees for its services on 60 days' written notice. All distributions are reinvested in shares of the Fund. For further details, including the right to appoint a successor custodian or trustee, the Custodial Agreement and the Retirement Plan should be reviewed by the individual and his or her attorney. Since such a retirement investment program involves commitments covering future years and tax penalties for premature distributions, it is important that the investor consider the investment objectives of the Fund as described in the Prospectus and this Statement.


     AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

     The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days' written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled "Redemption of Shares - Selling by Mail."

                [Letterhead]




                         INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
General Securities, Incorporated:



We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented on page 5 of the Prospectus for each of the years in the ten-year period ended November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 1995 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended November 30, 1995, in conformity with generally accepted accounting principles.




                                       /s/ KPMG PEAT MARWICK LLP

                                       KPMG Peat Marwick LLP




Minneapolis, Minnesota
January 5, 1996

                              GENERAL SECURITIES
                                 INCORPORATED

                            STATEMENT OF NET ASSETS
                               NOVEMBER 30, 1995

                                     ASSETS



                                                                     Number of       Market
                                                                      shares        value (a)
                                                                     ---------     -----------
INVESTMENT SECURITIES (percentages represent value of
investments compared to total net assets):
   COMMON STOCKS (79.34%):
      Automotive (3.47%):
         Ford Motor Company (d) . . . . . . . . . . . . . . . .         40,000     $ 1,130,000
                                                                                   -----------
      Auto Parts - Original Equipment (3.65%):
         Dana Corp. (b) . . . . . . . . . . . . . . . . . . . .         25,000         731,250
         Tower Automotive (b), (e). . . . . . . . . . . . . . .         30,000         457,500
                                                                                   -----------
                                                                                     1,188,750
                                                                                   -----------
      Banking (5.86%):
         Banc One . . . . . . . . . . . . . . . . . . . . . . .         50,000       1,906,250
                                                                                   -----------
      Chemicals (6.58%):
         Air Products & Chemicals . . . . . . . . . . . . . . .          9,000         499,500
         Eastman Chemical Company . . . . . . . . . . . . . . .         25,000       1,640,625
                                                                                   -----------
                                                                                     2,140,125
                                                                                   -----------
      Computers & Software (4.46%):
         IBM (d). . . . . . . . . . . . . . . . . . . . . . . .         15,000       1,449,375
                                                                                   -----------
      Education (2.91%):
         National Computer Systems. . . . . . . . . . . . . . .         45,000         945,000
                                                                                   -----------
      Electronics (11.39%):
         Intel Corp. (d). . . . . . . . . . . . . . . . . . . .         14,000         852,250
         Motorola, Inc. . . . . . . . . . . . . . . . . . . . .          8,000         490,000
         Solectron Corp. (e). . . . . . . . . . . . . . . . . .         26,000       1,105,000
         Xerox Corp.  . . . . . . . . . . . . . . . . . . . . .          6,000         822,750
         Zygo Corp. (c), (e). . . . . . . . . . . . . . . . . .         15,000         435,000
                                                                                   -----------
                                                                                     3,705,000
                                                                                   -----------
      Hospital Suppliers (3.73%):
         Johnson & Johnson. . . . . . . . . . . . . . . . . . .         14,000       1,212,750
                                                                                   -----------
      Household Appliances (3.41%):
         Whirlpool Corp. (b). . . . . . . . . . . . . . . . . .         20,000       1,110,000
                                                                                   -----------
      Information Services (3.31%):
         Hewlett-Packard (d). . . . . . . . . . . . . . . . . .         13,000       1,077,375
                                                                                   -----------
      Paper & Forest Products (8.70%):
         Bosie Cascade (b). . . . . . . . . . . . . . . . . . .         15,000         558,750
         Mead Corp. (b) . . . . . . . . . . . . . . . . . . . .         20,000       1,142,500
         Weyerhauser Co. (b). . . . . . . . . . . . . . . . . .         25,000       1,131,250
                                                                                   -----------
                                                                                     2,832,500
                                                                                   -----------
      Pharmaceuticals (4.75%):
         Merck. . . . . . . . . . . . . . . . . . . . . . . . .         25,000       1,546,875
                                                                                   -----------
      Photography (1.67%):
         Eastman Kodak (c). . . . . . . . . . . . . . . . . . .          8,000         544,000
                                                                                   -----------
      Printing & Publishing (1.34%):
         Banta Corp. (b). . . . . . . . . . . . . . . . . . . .         10,000         437,500
                                                                                   -----------
      Retail & Wholesale (2.20%):
         Corning, Inc.. . . . . . . . . . . . . . . . . . . . .         16,000         482,000
         Raven Industries . . . . . . . . . . . . . . . . . . .         15,000         234,375
                                                                                   -----------
                                                                                       716,375
                                                                                   -----------
      Steel/Producers (6.15%):
         Inland Steel (b) . . . . . . . . . . . . . . . . . . .         35,000         914,375
         LTV Corp. (d), (e) . . . . . . . . . . . . . . . . . .         75,000       1,087,500
                                                                                   -----------
                                                                                     2,001,875
                                                                                   -----------
      Utilities (5.76%):
         GTE. . . . . . . . . . . . . . . . . . . . . . . . . .         44,000       1,875,500
                                                                                   -----------
            Total common stock (cost $17,708,631) . . . . . . . . . . . . . . . .   25,819,250
                                                                                   -----------
U.S. TREASURY BILLS (22.95%):
         $1,000,000, 5.30%, due 12/14/95. . . . . . . . . . . . . . . . . . . . .      998,137
         $4,000,000, 5.29%, due 12/21/95. . . . . . . . . . . . . . . . . . . . .    3,988,555
         $2,500,000, 5.31%, due 01/25/96. . . . . . . . . . . . . . . . . . . . .    2,480,244
                                                                                   -----------
            Total U.S. Treasury Bills (cost $7,466,936) . . . . . . . . . . . . .    7,466,936
                                                                                   -----------
MONEY MARKET INSTRUMENT (4.94%)
         State Street Capital Markets Sweep Account
          Variable Rate, 4.50%
          (cost $1,606,764) . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,606,764
                                                                                   -----------
Total investment securities
  (cost $26,782,331)(f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34,892,950
Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       68,420
Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          201
                                                                                   -----------
            Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $34,961,571
                                                                                   -----------
                                  LIABILITIES
Disbursements in excess of cash in bank on demand deposit . . . . . . . . . . . .       23,438
Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103,070
Dividend payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,294,327
                                                                                   -----------
   Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,420,835
                                                                                   -----------
Net assets applicable to outstanding capital stock. . . . . . . . . . . . . . . .  $32,540,736
                                                                                   -----------
Represented by:
   Capital stock - authorized 10,000,000 shares of $.01
   par value per share; outstanding 2,227,501 shares. . . . . . . . . . . . . . .       22,275
   Capital surplus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24,426,024
   Distributions in excess of net investment income . . . . . . . . . . . . . . .      (33,013)
   Accumulated net realized gain. . . . . . . . . . . . . . . . . . . . . . . . .       14,831
   Unrealized appreciation of investments . . . . . . . . . . . . . . . . . . . .    8,110,619
                                                                                   -----------
Net assets applicable to outstanding capital stock. . . . . . . . . . . . . . . .  $32,540,736
                                                                                   ===========
Net asset value per share of outstanding capital stock. . . . . . . . . . . . . .       $14.61
                                                                                        ======
See accompanying notes to investment securities list and financial statements.

                     NOTES TO INVESTMENT SECURITIES LIST:
                              NOVEMBER 30, 1995

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b) New holding in fiscal 1995.
(c) Holding decreased in fiscal 1995.
(d) Holding increased in fiscal 1995.
(e) Currently non-income producing.
(f) At November 30, 1995 the cost of securities for federal income tax purposes was $26,782,331, and the aggregate unrealized appreciation and depreciation based on that cost was:
    Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . .   $8,356,614
    Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . .     (245,995)
                                                                                   -----------
                                                                                    $8,110,619
                                                                                   ===========

                               GENERAL SECURITIES
                                  INCORPORATED

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1995


INVESTMENT INCOME:
   Income:
      Dividend . . . . . . . . . . . . . . . . . . . . . . . . .     $  477,725
      Interest . . . . . . . . . . . . . . . . . . . . . . . . .        530,492
                                                                    -----------
         Total income. . . . . . . . . . . . . . . . . . . . . .      1,008,217
                                                                    -----------
Expenses (note 2):
      Investment advisory fees . . . . . . . . . . . . . . . . .        183,570
      Management administration fees . . . . . . . . . . . . . .        122,380
      Shareholder notices and reports. . . . . . . . . . . . . .         12,907
      Auditing and tax services. . . . . . . . . . . . . . . . .         29,141
      Custodian and portfolio accounting fees. . . . . . . . . .         51,082
      Transfer agent, registrar and disbursing agent fees. . . .         89,524
      Legal services . . . . . . . . . . . . . . . . . . . . . .         19,104
      Directors' fees. . . . . . . . . . . . . . . . . . . . . .          8,800
      Federal and state registration fees and expenses . . . . .          6,021
      Other  . . . . . . . . . . . . . . . . . . . . . . . . . .            817
                                                                    -----------
         Total expenses. . . . . . . . . . . . . . . . . . . . .        523,346
      Reimbursement from advisor . . . . . . . . . . . . . . . .        (63,927)
                                                                    -----------
      Total Net Expenses . . . . . . . . . . . . . . . . . . . .        459,419
                                                                    -----------
      Investment income - net. . . . . . . . . . . . . . . . . .        548,798
                                                                    -----------

Realized and unrealized gains from Investments - net:
   Net realized gains on securities
      transactions (note 3). . . . . . . . . . . . . . . . . . .      2,152,377
   Net change in unrealized appreciation
      or depreciation of investments . . . . . . . . . . . . . .      5,463,563
                                                                    -----------
   Net gain on investments . . . . . . . . . . . . . . . . . . .      7,615,940
                                                                    -----------
   Net increase in net assets resulting
      from operations. . . . . . . . . . . . . . . . . . . . . .     $8,164,738
                                                                    -----------
                                                                    -----------


See accompanying notes to financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

                                                          1995          1994
                                                      -----------   -----------
OPERATIONS:
   Investment income - net . . . . . . . . . . . .    $   548,798   $   460,580
   Net realized gains on securities
      transactions . . . . . . . . . . . . . . . .      2,152,377     1,089,449
   Net change in unrealized appreciation
      or depreciation of investments . . . . . . .      5,463,563      (224,356)
                                                      -----------   -----------
   Net increase in net assets
      from operations. . . . . . . . . . . . . . .      8,164,738     1,325,673
                                                      -----------   -----------
   Distributions to shareholders from:
      Investment income - net. . . . . . . . . . .       (547,428)     (463,794)
      Excess distributions of net
         investment income . . . . . . . . . . . .             --       (34,383)
      Net realized gains on
         securities transactions . . . . . . . . .     (2,138,401)   (1,088,594)
                                                      -----------   -----------
      Total distributions. . . . . . . . . . . . .     (2,685,829)   (1,586,771)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of 161,653 and
      47,394 shares, respectively (note 2) . . . .      2,338,462       596,718
   Net asset value of 25,125 and 208,744
      shares, respectively, issued in
      reinvestment of net investment income
      and net realized gain distributions. . . . .        350,616     2,554,332
   Payments for redemptions of 158,779 and
      210,176 shares, respectively (note 2). . . .     (2,208,218)   (2,639,878)
                                                      -----------   -----------
   Increase in net assets from capital
      share transactions, representing net
      increase of 27,999 and 45,962
      shares, respectively . . . . . . . . . . . .        480,860       511,172
                                                      -----------   -----------
      Total increase in net assets . . . . . . . .      5,959,769       250,074
NET ASSETS:
   Beginning of year . . . . . . . . . . . . . . .     26,580,967    26,330,893
                                                      -----------   -----------
   End of year (including distributions
      in excess of net investment income
      of $33,013 and $34,383, respectively). . . .    $32,540,736   $26,580,967
                                                      -----------   -----------
                                                      -----------   -----------

See accompanying notes to financial statements.

                         NOTICE TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1995

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company.

     The significant accounting policies followed by the Fund are summarized as follows:

     INVESTMENTS IN SECURITIES
     Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis and, except for original issue discount, the Fund does not amortize discounts and premiums for financial reporting purposes.

     FEDERAL INCOME TAXES
     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     DISTRIBUTIONS
     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for net $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Expenses paid indirectly represent a reduction of custodian fees for earnings of cash balances maintained with the custodian by the fund.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  SECURITIES TRANSACTIONS
     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,244,683 and $5,029,748, respectively, for the year ended November 30, 1995.

     OPTIONS CONTRACTS WRITTEN
     The number of contracts and premium amounts associated with option contracts written during the period ended November 30, 1995, were as follows:

                                         Number of       Premium
                                         Contracts       Amount
      Balance at 12/01/94
            Opened                          50           $37,271
           Exercised                       (50)         (37,271)
                                           ----         ---------
      Balance at 11/30/95                   --             --
                                           ----         ---------
                                           ----         ---------

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements and exhibits have been filed as part of the Registration Statement:

    a.    FINANCIAL STATEMENTS:

     1.   Independent Auditors' Report dated January 5, 1996 (included in Part
          B);

     2.   Statement of Net Assets as of November 30, 1995 (included in Part B);

     3. Statement of Operations for the year ended November 30, 1995 (included in Part B);

     4. Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 1995 (included in Part B);

     5.   Notes to Financial Statements (included in Part B);

Other schedules have been omitted since they are not applicable or are not required by Regulation S-X.

    b.    EXHIBITS:

     1. Articles of Incorporation of the Fund now in effect, filed as Exhibit 1 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference.

     2. By-Laws of the Fund, filed as Exhibit 2 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference.

     3.   Not Applicable.

     4.   Not Applicable.

     5.1 Investment Advisory Agreement between the Fund and Robinson Capital Management, Inc., filed as Exhibit 5.1 to Form N-1A Registration Statement, Amendment No. 14, File No. 2-77092, is incorporated herein by reference.

     5.2 Management Agreement between the Fund and Robinson Capital Management, Inc., filed as Exhibit 5.2 to Form N-1A Registration Statement, Amendment No. 14, File No. 2-77092, is incorporated herein by reference.

     6.   Not Applicable.

     7.   Not Applicable.

     8. Custodian Agreement between the Fund and Investors Fiduciary Trust Company, filed as Exhibit 8 to Form N-1A Registration Statement, Amendment No. 13, File No. 2-77092, is incorporated herein by reference.

     9. Transfer Agency Agreement between the Fund and Investors Fiduciary Trust Company, filed as Exhibit 9 to Form N-1A Registration Statement, Amendment No. 13, File No. 2-77092, is incorporated herein by reference.

     10. Opinion of Counsel as to the legality of the securities being registered, filed as Exhibit 7 to initial Form N-1 Registration Statement, File No. 2-77092, is incorporated herein by reference.

     11.  Independent Auditors' Consent.

     12.  Not Applicable.

     13.  Not Applicable.

     14. General Securities, Incorporated Self-Employed Individuals Retirement Plan, Application to Adopt, Beneficiary Designation and Custodial Agreement, filed as Exhibit 8 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference; General Securities, Incorporated Prototype Individual Retirement Custodial Account (including Transmittal Letter, Disclosure Statement, Membership Agreement, Master Plan and Trust, and Request for Transfer of IRA account), filed as Exhibit 9 to initial Form N-1 Registration Statement, File No. 2-77092, is incorporated herein by reference.

     15.  Not Applicable.

     16. Schedule of Computation of Performance Quotations in Calculation of Performance Data.

     17.  Financial Data Schedule.

     18.  Not Applicable.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     All of the officers and one of the directors of the Fund are employees of Robinson Capital Management, Inc., the Fund's investment advisor.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                 NUMBER OF
     TITLE OF CLASS                          HOLDERS OF RECORD
     --------------                          -----------------
     Common Stock par value $.01 per
     share as of March 1, 1996 .........     3,636

ITEM 27.  INDEMNIFICATION

     Minnesota Statutes Section 302A.521 provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines, including, without limitation, excise taxes assessed against such person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interest of the corporation in the case of acts or omissions in such person's official capacity for the corporation, or reasonably believed that conduct was not opposed to the best interests of the corporation in the case of acts or omissions in such person's official capacity for other affiliated organizations.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Robinson Capital Management, Inc., the Fund's Investment Advisor, was organized in 1994. Its activities are limited to acting as an investment advisor.

     The officers and directors of Robinson Capital Management, Inc., together with a description of their business, profession, vocation or employment during the past two fiscal years, is listed below. The principal business address of all such persons, except Mr. Houston, is 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436.

     JOHN P. ROBINSON, President and Treasurer of Robinson Capital Management, Inc., November 1994 to present; Chairman of the Board of Directors and President of the Registrant.

     WINFIELD S. HOLLAND III, Vice President of Robinson Capital Management, Inc., December 1994 to present; Vice President of the Registrant; registered representative of Hamilton Investments, Inc. from July 1993 to December 1994; registered representative and Vice President of Craig-Hallum, Inc. prior to July 1993.

     JOHN R. HOUSTON, 4200 IDS Center, Minneapolis, Minnesota 55402, Secretary of Robinson Capital Management, Inc., and the Registrant from December 1994 to present; Partner of Lindquist & Vennum.

     RENEE RASMUSSON, Assistant Treasurer of Robinson Capital Management, Inc., December 1994 to present; employee of Hamilton Investments, Inc. from July 1993 to July 1994; Vice President of Craig-Hallum, Inc. prior to July 1993.

     LORY M. HASSLER, Assistant Secretary of Robinson Capital Management, Inc., December 1994 to present; registered representative of Hamilton Investments, Inc. from July 1993 to December 1994; registered representative and Vice President of Craig-Hallum, Inc. prior to July 1993.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a)  None; the Registrant acts as its own underwriter.

     (b)  None; the Registrant acts as its own underwriter.

     (c)  None; the Registrant acts as its own underwriter.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Robinson Capital Management, Inc. at its offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 except those books, records and other documents maintained by the custodian, transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 127 West 10th Street, 16th Floor, Kansas City, Missouri 64105.

ITEM 31.  MANAGEMENT SERVICES

               Not Applicable.

ITEM 32.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish to each person to whom the Prospectus included in this Registration Statement is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina, State of Minnesota, on the 26th day of March, 1996.

                                        GENERAL SECURITIES, INCORPORATED


                                        By /s/ John P. Robinson
                                          -------------------------------------
                                          John P. Robinson, President



     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below on the 26th day of March, 1996, by the following persons in the capacities indicated.

    Signature                               Title
    ---------                               -----


 /s/ John P. Robinson                   President (principal executive,
-----------------------------           financial and accounting officer) and
    John P. Robinson                    Director

 /s/ Jane D. Hall                       Director
-----------------------------
    Jane D. Hall

 /s/ David W. Preus                     Director
-----------------------------
    David W. Preus

 /s/ LaVerne W. Rees                    Director
-----------------------------
    LaVerne W. Rees

 /s/ Oscar Victor                       Director
-----------------------------
    Oscar Victor

 /s/ Charles J. Walton                  Director
-----------------------------
    Charles J. Walton

 /s/ James S. Womack                    Director
-----------------------------
    James S. Womack